Exhibit 10.11

                           AMENDMENT TO THE AGREEMENT
                          dated as of February 9, 1994
                                     between
                                 CSX CORPORATION
                                       and
                                  JOHN W. SNOW

                  THIS  AMENDMENT   (this   "Amendment")  is  dated  as  of  the
thirteenth day of October, 1996 and is between CSX CORPORATION a Virginia corporation ("CSX") and JOHN W. SNOW (the "Executive").

                  WHEREAS, CSX and the Executive have entered into an incentive agreement to award the Executive certain non-qualified employee stock options, subject to certain vesting restrictions and forfeiture provisions;

                  WHEREAS, the Board of Directors of CSX on February 14, 1996 determined to amend certain of CSX's existing incentive agreements, including that the Agreement, to, among other things, achieve uniformity in such agreements and to clarify that certain excise tax gross-up provisions would apply to payments under such agreements;

                  WHEREAS, CSX and Executive have determined to amend the Agreement as set forth herein. Accordingly, CSX and the Executive agree as follows:

                  SECTION  1.  Definitions.   Capitalized  terms  used  in  this
Amendment and not defined herein shall have the meanings assigned to such terms in the Agreement.

                  SECTION 2. Amendments of the Agreement. The Agreement is hereby amended pursuant to and in compliance with the Agreement as follows:

         a. The last sentence of Section 4 shall be deleted in its entirety, and the following substituted therefor:

                  "The foregoing restrictions shall immediately terminate and be of no further force or effect in the event of the Executive's death or his Separation from Employment due to Disability as described in the Plan."

         b.       The following new Section 5 shall be added following  existing
         Section  4,  and  all  subsequent   subsections   shall  be  renumbered
         accordingly.

                  "5. Change of Control. In the event and at such time as a Change of Control (as defined in the Employment Agreement between Executive and CSX dated as of February 1, 1995) occurs, (i) the restrictions contained in this Agreement shall immediately terminate and be of no further force or effect and
                  (ii) the Executive's right to receive any and all benefits not yet received pursuant to this Agreement shall be accelerated to the date of such Change of Control."

                  SECTION  3.   Effectiveness.   This  Amendment   shall  become
effective as of the date hereof.

                  SECTION 4. Integration; Confirmation. On and after the Amendment Date, each reference in the Agreement to "this Agreement," "herein," "hereunder" or words of similar import, and each reference in any other document delivered in connection with the Agreement shall be deemed to be a reference to the Agreement as amended by this Amendment, and the Agreement as so amended shall be read as a single integrated document. Except as specifically amended by this Amendment, all other terms and provisions of the Agreement shall continue in full force and effect and unchanged and are hereby confirmed in all respects.

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                  SECTION 5.  Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  SECTION 6. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the Commonwealth of Virginia.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                       CSX CORPORATION



                                       By:
                                          --------------------------------------
                                                      Mark G. Aron

                                       Title:   Executive Vice President
                                                Law and Public Affairs


                                       JOHN W. SNOW



                                       -----------------------------------------




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